UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2019

Date of reporting period:  January 31, 2019

Item 1. Report to Stockholders.

Coho Relative Value Equity Fund

Advisor Class Shares — cohox
Institutional Class Shares — cohix

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.cohofunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 866-264-6234 or by sending an e-mail request to info@coho.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 866-264-6234 or send an e-mail request to info@coho.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Semi-Annual Report

January 31, 2019

COHO RELATIVE VALUE EQUITY FUND

March 29, 2019

Dear Fellow Shareholders:

As January 31, 2019 marks the end of the Coho Relative Value Equity Fund’s most recent semi-annual period, we are pleased to provide you with an update.  At Coho Partners, Ltd., we remain committed to achieving the Fund’s investment objective and providing our shareholders with open and active communication so they may gain a clear understanding of our investment process, the Fund’s performance results, and our most recent thoughts on the economy and the equity markets.

Fund Performance Review

From August 1, 2018 to January 31, 2019, the Fund’s Advisor Class and Institutional Class returned -2.00% and -1.97%, respectively, versus -3.00% for the S&P 500® Index and -2.84% for the S&P 500® Value Index. The Fund’s relative outperformance for the period was primarily driven by allocation effect.

From a sector perspective versus the S&P 500® Index, the Fund’s overweight position in Healthcare was the largest contributor to relative performance.  While stock selection was positive in Healthcare, Consumer Discretionary, and Communication Service this was offset by negative selection effect in Consumer Staples. In total, the Fund’s sector orientation had a positive impact on relative performance.

The top five contributors to the Fund’s performance were Dollar General, Abbott Laboratories, Omnicom Group Inc., Merck & Co. Inc, and UnitedHealth Group. The five largest individual detractors during the period were ConAgra Brands Inc., State Street Corporation, Occidental Petroleum Corporation, W. W. Grainger Inc., and Microchip Technology Incorporated.

Market Review

The quarter ending December 31, 2018 was horrible for domestic equities with the S&P 500® Index declining 13.52% and the S&P 500® Value Index falling 12.04%.  Our focus on downside protection was tested and Coho’s 10.20% decline for the Institutional Class was not as good as we would have liked, but allowed us to remain slightly ahead of the S&P 500® Index and increase our margin against the S&P 500® Value Index.

Domestic equity markets got off to a roaring start to the year, with the month of January being the best opening month for the S&P 500® Index in 32 years and the best single month since October 2015. The S&P 500® Index returned 8.01%, with the Value and Growth styles posting similar results.

Coho participated in the rising market but lagged the broader averages where performance was driven by the more cyclical, lower quality and higher beta companies.

There have been various explanations offered for the strong gains in January, but as we see it the market decline in December was partly based on fears over slowing economic growth and hawkish commentary from the Federal Reserve on the interest rate outlook. Now one month into the New Year and almost half way through reporting of the fourth quarter earnings season, the evidence we see in company earnings reports and outlooks supports steady growth in the U.S., albeit with some slowing overseas. Moreover, the Federal Reserve has clearly shifted to a more dovish posture in late January, which the equity markets had been anticipating. Lastly, there have been some encouraging signals pointing to potential resolution of the tariff and trade disputes.

COHO RELATIVE VALUE EQUITY FUND

On the earnings front, over half of the portfolio’s 28 companies have reported and overall the results have been encouraging.  We saw notable strength and positive stock price reaction from holdings including Automatic Data Processing, March & McLennan Companies, State Street Corp., Merck & Co., and Chevron Corp. Two holdings in particular touch many aspects of the economy – Automatic Data Processing and 3M Company. Common themes we have heard from these two companies include strength in the U.S. economy, a healthy consumer, a stronger dollar, but also moderating growth in China and Europe.

Fund Advisor Outlook

We first and foremost focus on the long-term operating and financial strategies of our companies, and we would expect all of them to improve their competitive positions in 2019.  We do have a few investments which are consolidating acquired companies and, in these situations, we are paying close attention to the smooth integration of the management teams and a rapid repayment of their borrowings.  For those companies, dividend progress in 2019 will likely be tempered but we still expect the aggregate dividend growth to be consistent with historical growth, which is very close to 10%.  We are not driven by macro prognostications, but we do monitor four major levers that can impact valuations and they are the marginal changes in fiscal policy, monetary policy, trade policy and regulatory policy.

On fiscal policy, the heavy lifting occurred in 2018, so we would be pleased if overall corporate and individual rates stayed near current levels.

Regarding monetary policy, the Federal Reserve seems committed to at least two quarter-point hikes in 2019.  At year end, Fed Funds were under 2.2% and the U.S. ten-year Treasury was yielding 2.7%.  We believe our economy can withstand those increases without negatively impacting the U.S. equity markets.

Trade policy is likely the largest wild card.  The saber rattling between the U.S. and China over tariffs does worry us, but we are optimistic that cooler heads will prevail, and global trade will improve during 2019.  If this were to happen, this should be a major benefit to overall global valuations.

Finally, on regulatory policy, we have seen progress in eliminating some onerous policies that slowed earnings growth and arguably raised the cost on products to consumers as companies passed along the burden of unnecessary regulation.  More could be done here, but it is harder to measure progress on this front and there may be little with a divided congress.

Bottom line, we see valuations for our holdings as being attractive and as such we expect higher portfolio valuations in 2019 driven by further earnings growth and commensurate dividend growth.  The S&P 500® Index finished the year at 2,507, which equates to a very reasonable P/E (price/earnings) multiple of less than 15x on forward earnings.  As of the year ending December 31, 2018, the portfolio that we supervise on your behalf trades at an even more compelling 13.9x on a forward one-year basis and yields 2.8%.  Moreover, half of the portfolio trades at less than 12x forward earnings and yields 3.6%.  We believe we are well positioned to meaningfully participate in any advance while also capturing less of any market downturn should the market weaken further.

We thank you for your investment and continued confidence in the Coho Relative Value Equity Fund and we look forward to serving your interests over the many quarters and years to come.

Sincerely,

Coho Partners, Ltd.

COHO RELATIVE VALUE EQUITY FUND

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may have a relatively high concentration of assets in a single or small number of issuers, which may reduce its diversification and result in increased volatility. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. Investments in securities of foreign issuers involve risks not ordinarily associated with investment in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The principal value and investment return of an investment will fluctuate so an investor’s shares, when redeemed, may be worth more or less than the initial investment.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The S&P 500® Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. You cannot invest directly in an index.

The S&P 500® Value Index consists of those stocks within the S&P 500® Index that exhibit strong value characteristics such as the ratios of book value, earnings, and sales to price. You cannot invest directly in an index.

Beta is a measure of the volatility of a security or a portfolio in comparison to the market.

Earnings-per-share (EPS) growth is the percentage change in normalized earnings per share of a company over a specified time-period. It serves as an indicator of a company’s profitability. Earnings growth is not representative of the Fund’s future performance.

Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

Price-to-earnings (P/E) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

The Coho Relative Value Equity Fund is distributed by Quasar Distributors, LLC.

COHO RELATIVE VALUE EQUITY FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates Of Return (%) — January 31, 2019

	1 Year	3 Year	5 Year	Since Inception(1)
Advisor Class	-4.63%	10.65%	9.09%	9.12%
Institutional Class	-4.53%	10.85%	9.23%	9.25%
S&P 500® Value Index(2)	-5.08%	12.07%	8.70%	8.78%
S&P 500® Index(3)	-2.31%	14.02%	10.96%	11.30%

(1)
Period from Fund inception through January 31, 2019. The Advisor Class shares commenced operations on August 14, 2013, and the Institutional Class shares commenced operations on May 15, 2014. Performance shown for the Institutional Class prior to inception of the Institutional Class shares is based on performance of the Advisor Class shares, adjusted for the lower expenses applicable to the Institutional Class shares.

(2)
The S&P 500® Value Index consists of those stocks within the S&P 500® Index that exhibit strong value characteristics such as ratios of book value, earnings, and sales to price. One cannot invest directly in an Index.

(3)	The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. One cannot invest directly in an Index.

COHO RELATIVE VALUE EQUITY FUND

Expense Example (Unaudited)
January 31, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees or brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (August 1, 2018 – January 31, 2019).

ACTUAL EXPENSES
For each class, the first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	08/01/2018	01/31/2019	08/01/2018 – 01/31/2019
Advisor Class Actual(2)	$1,000.00	$ 980.00	$4.69
Advisor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.47	$4.79

Institutional Class Actual(2)	$1,000.00	$ 980.30	$3.94
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,021.22	$4.02

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.94% and 0.79% for the Advisor Class and Institutional Class respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended January 31, 2019 of -2.00% and -1.97% for the Advisor Class and Institutional Class, respectively.

COHO RELATIVE VALUE EQUITY FUND

Sector Allocation(1) (Unaudited)
as of January 31, 2019
(% of net assets)

Top Ten Equity Holdings(1) (Unaudited)
as of January 31, 2019
(% of net assets)

UnitedHealth Group	4.9%
Amgen	4.8%
Abbott Laboratories	4.4%
Aflac	4.4%
Dollar General	4.3%
Johnson & Johnson	4.1%
Marsh & McLennan Companies	4.1%
CVS Health	4.0%
Lowe’s Companies	3.9%
Ross Stores	3.8%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments (Unaudited)
January 31, 2019

	Shares	Value
COMMON STOCKS — 96.3%

Consumer Discretionary — 15.5%
Dollar General	219,349	$25,319,455
Lowe’s Companies	240,195	23,097,151
Omnicom Group	259,226	20,188,521
Ross Stores	245,358	22,602,379
		91,207,506
Consumer Staples — 14.8%
Altria Group	309,452	15,271,456
Conagra Brands	585,484	12,669,874
JM Smucker	198,265	20,794,033
Kroger	657,117	18,616,125
Philip Morris International	253,256	19,429,800
		86,781,288
Energy — 8.0%
Chevron	132,162	15,152,373
Occidental Petroleum	259,986	17,361,865
Royal Dutch Shell — ADR	235,464	14,535,193
		47,049,431
Financials — 11.9%
Aflac	539,753	25,746,218
Marsh & McLennan Companies	272,090	23,995,617
State Street	281,627	19,967,355
		69,709,190
Health Care — 29.3%#
Abbott Laboratories	354,198	25,849,370
AmerisourceBergen	236,868	19,747,685
Amgen	151,172	28,285,793
CVS Health	362,161	23,739,654
Johnson & Johnson	180,486	24,019,077
Merck & Co.	291,587	21,702,820
UnitedHealth Group	105,851	28,600,940
		171,945,339
Industrials — 9.1%
3M	60,292	12,076,488
Illinois Tool Works	163,643	22,469,820
W.W. Grainger	64,310	18,996,531
		53,542,839

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments (Unaudited) – Continued
January 31, 2019

	Shares	Value
Information Technology — 7.7%
Automatic Data Processing	111,316	$15,566,430
Global Payments	112,245	12,602,869
Microchip Technology	209,174	16,811,314
		44,980,613
Total Common Stocks
(Cost $515,226,021)		565,216,206

SHORT-TERM INVESTMENT — 3.1%
Invesco Treasury Portfolio, Institutional Class, 2.29%^
(Cost $18,173,371)	18,173,371	18,173,371
Total Investments — 99.4%
(Cost $533,399,392)		583,389,577
Other Assets and Liabilities, Net — 0.6%		3,794,473
Total Net Assets — 100.0%		$587,184,050

ADR – American Depositary Receipt
#	As of January 31, 2019, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 9 in Notes to the Financial Statements.
^	The rate show is the annualized seven day effective yield as of January 31, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statement of Assets and Liabilities (Unaudited)
January 31, 2019

ASSETS:
Investments, at value
(Cost: $533,399,392)	$583,389,577
Receivable for capital shares sold	3,699,750
Dividends & interest receivable	677,842
Prepaid expenses	14,958
Total assets	587,782,127

LIABILITIES:
Payable for capital shares redeemed	139,734
Payable to investment adviser	334,487
Payable for fund administration & accounting fees	67,108
Payable for compliance fees	2,105
Payable for custody fees	8,714
Payable for transfer agent fees & expenses	10,080
Payable for trustee fees	2,650
Accrued shareholder servicing fees	9,009
Accrued expenses	24,190
Total liabilities	598,077

NET ASSETS	$587,184,050

NET ASSETS CONSIST OF:
Paid-in capital	$536,868,662
Total distributable earnings	50,315,388
Net Assets	$587,184,050

	Advisor Class	Institutional Class
Net Assets	$182,405,505	$404,778,545
Shares issued and outstanding(1)	13,440,338	29,759,508
Net asset value, redemption price, and offering price per share(2)	$13.57	$13.60

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statement of Operations (Unaudited)
For the Six Months Ended January 31, 2019

INVESTMENT INCOME:
Dividend income	$7,458,040
Less: Foreign taxes withheld	(63,593)
Interest income	189,391
Total investment income	7,583,838

EXPENSES:
Investment adviser fees (See Note 4)	2,155,570
Fund administration & accounting fees (See Note 4)	209,105
Shareholder servicing fees – Advisor Class (See Note 5)	56,429
Transfer agent fees & expenses (See Note 4)	36,075
Custody fees (See Note 4)	30,411
Federal & state registration fees	29,099
Audit fees	8,571
Postage & printing fees	6,596
Trustee fees (See Note 4)	6,249
Compliance fees (See Note 4)	6,100
Other expenses	5,063
Legal fees	1,866
Total expenses before waiver	2,551,134
Adviser waiver recoupment (See Note 4)	14,603
Less: waiver from investment adviser (See Note 4)	(147,262)
Net expenses	2,418,475

NET INVESTMENT INCOME	5,165,363

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	9,321,608
Net change in unrealized appreciation/depreciation on investments	(24,697,789)

Net realized and unrealized loss on investments	(15,376,181)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,210,818)

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statements of Changes in Net Assets

	Six Months Ended
	January 31, 2019	Year Ended
	(Unaudited)	July 31, 2018
OPERATIONS:
Net investment income	$5,165,363	$8,320,889
Net realized gain on investments	9,321,608	28,887,318
Net change in unrealized
appreciation/depreciation on investments	(24,697,789)	29,620,934
Net increase (decrease) in net assets resulting from operations	(10,210,818)	66,829,141

CAPITAL SHARE TRANSACTIONS:
Advisor Class:
Proceeds from shares sold	26,015,882	39,936,390
Proceeds from reinvestment of distributions	9,213,707	6,397,322
Payments for shares redeemed	(50,267,050)	(74,859,707)
Redemption fees	3,222	2,091
Decrease in net assets resulting from Advisor Class transactions	(15,034,239)	(28,523,904)
Institutional Class:
Proceeds from shares sold	120,903,657	97,313,916
Proceeds from reinvestment of distributions	14,195,328	7,587,429
Payments for shares redeemed	(44,914,876)	(87,043,297)
Redemption fees	16,483	20,004
Increase in net assets resulting from Institutional Class transactions	90,200,592	17,878,052
Net increase (decrease) in net assets
resulting from capital share transactions	75,166,353	(10,645,852)

DISTRIBUTIONS TO SHAREHOLDERS	(39,770,453)	(21,728,873	)(1)

TOTAL INCREASE IN NET ASSETS	25,185,082	34,454,416

NET ASSETS:
Beginning of period	561,998,968	527,544,552
End of period	$587,184,050	$561,998,968	(2)

(1)	Includes net investment income distributions of $2,606,292 and $4,466,954 and net realized gain distributions of $5,812,184 and $8,843,443 for the Adviser Class and Institutional Class, respectively.
(2)	Includes accumulated undistributed net investment income of $4,811,533.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

						For the Period
	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Inception(2)
	January 31, 2019	July 31,	July 31,	July 31,	July 31,	through
Advisor Class(1)	(Unaudited)	2018	2017	2016	2015	July 31, 2014

PER SHARE DATA:
Net asset value,
beginning of period	$14.87	$13.71	$12.86	$12.33	$11.36	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.14	0.22	0.17	0.19	0.11	0.11
Net realized and unrealized
gain (loss) on investments	(0.43)	1.49	0.92	0.65	1.03	1.29
Total from investment operations	(0.29)	1.71	1.09	0.84	1.14	1.40

LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.17)	(0.19)	(0.13)	(0.10)	(0.04)
From net realized gains	(0.78)	(0.38)	(0.05)	(0.19)	(0.07)	— (3)
Total distributions	(1.01)	(0.55)	(0.24)	(0.32)	(0.17)	(0.04)

Paid-in capital
from redemption fees	— (3)	— (3)	— (3)	0.01	— (3)	— (3)

Net asset value, end of period	$13.57	$14.87	$13.71	$12.86	$12.33	$11.36

TOTAL RETURN(4)	-2.00%	12.63%	8.63%	7.14%	10.01%	14.03%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of period (in 000’s)	$182,405	$214,614	$225,343	$195,536	$182,264	$46,670

Ratio of expenses
to average net assets:
Before expense waiver/recoupment(5)	0.93%	0.94%	0.96%	1.01%	1.06%	1.78%
After expense waiver/recoupment(5)	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%

Ratio of net investment income
to average net assets:
After expense waiver/recoupment(5)	1.70%	1.44%	1.39%	1.50%	1.47%	1.46%

Portfolio turnover rate(4)	10%	21%	23%	24%	13%	17%

(1)	Prior to March 31, 2014, Advisor Class shares were known as Institutional Class shares.
(2)	Inception date of the Advisor Class was August 14, 2013.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

						For the Period
	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Inception(1)
	January 31, 2019	July 31,	July 31,	July 31,	July 31,	through
Institutional Class	(Unaudited)	2018	2017	2016	2015	July 31, 2014

PER SHARE DATA:
Net asset value,
beginning of period	$14.91	$13.74	$12.88	$12.35	$11.36	$11.01

INVESTMENT OPERATIONS:
Net investment income	0.12	0.22	0.17	0.16	0.15	0.03
Net realized and unrealized
gain (loss) on investments	(0.41)	1.52	0.94	0.70	1.02	0.32
Total from investment operations	(0.29)	1.74	1.11	0.86	1.17	0.35

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.19)	(0.20)	(0.14)	(0.11)	—
From net realized gains	(0.78)	(0.38)	(0.05)	(0.19)	(0.07)	—
Total distributions	(1.02)	(0.57)	(0.25)	(0.33)	(0.18)	—

Paid-in capital
from redemption fees	— (2)	— (2)	— (2)	— (2)	— (2)	—

Net asset value, end of period	$13.60	$14.91	$13.74	$12.88	$12.35	$11.36

TOTAL RETURN(3)	-1.97%	12.84%	8.79%	7.19%	10.26%	3.18%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of period (in 000’s)	$404,779	$347,385	$302,201	$160,271	$82,836	$14,584

Ratio of expenses
to average net assets:
Before expense waiver(4)	0.87%	0.87%	0.89%	0.92%	0.99%	1.36%
After expense waiver(4)	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%

Ratio of net investment income
to average net assets:
After expense waiver(4)	1.85%	1.59%	1.54%	1.65%	1.62%	1.62%

Portfolio turnover rate(3)	10%	21%	23%	24%	13%	17%

(1)	Inception date of the Institutional Class was May 15, 2014.
(2)	Amount per share is less than $0.01.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited)
January 31, 2019

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Coho Relative Value Equity Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is total return.  The Fund commenced operations on August 14, 2013. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.  The Fund currently offers two classes of shares, the Advisor Class and Institutional Class.  Each class of shares has identical rights and privileges except with respect to shareholder servicing fees and voting right on matters affecting a single class. Advisor Class shares are subject up to a maximum 0.15% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the period ended January 31, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended January 31, 2019, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the period ended January 31, 2019, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to fiscal year ended July 31, 2015.

Security Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2019

they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Shareholder servicing fees are expensed at an annual rate up to 0.15% of average daily net assets of Advisor Class shares (See Note 5).  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities — Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2019

If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments — Investments in other mutual funds, including money market funds, are valued at their net asset value per share to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of January 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$565,216,206	$—	$—	$565,216,206
Short-Term Investment	18,173,371	—	—	18,173,371
Total Investments	$583,389,577	$—	$—	$583,389,577

Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Coho Partners, Ltd. (“the Adviser”) to furnish investment advisory services to the Fund.  Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.94% and 0.79% of the average daily net assets of the Advisor Class shares and Institutional Class shares, respectively.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred.  The Operating Expense Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. During the six months ended January 31, 2019, the Adviser was able to recoup $14,603. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
February 2019 – July 2019	$152,721
August 2019 – July 2020	264,532
August 2020 – July 2021	278,429
August 2021 – January 2022	147,262

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2019

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust including the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust was an officer of the Administrator until retiring on July 2, 2018.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and fund accounting, transfer agency, custody and compliance services for the period ended January 31, 2019, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5.  SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of the Advisor Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the six months ended January 31, 2019, the Advisor Class incurred $56,429 of shareholder servicing fees under the Agreement.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	January 31, 2019	July 31, 2018
Advisor Class:
Shares sold	1,846,139	2,790,696
Shares issued to holders in reinvestment of dividends	667,845	445,186
Shares redeemed	(3,504,001)	(5,238,307)
Net decrease in Advisor Class shares	(990,017)	(2,002,425)
Institutional Class:
Shares sold	8,726,663	6,776,903
Shares issued to holders in reinvestment of dividends	1,024,484	527,271
Shares redeemed	(3,295,834)	(5,990,397)
Net increase in Institutional Class shares	6,455,313	1,313,777
Net increase (decrease) in shares outstanding	5,465,296	(688,648)

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2019

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended January 31, 2019, were as follows:

	Purchases	Sales
U.S. Government Securities	$—	$—
Other Securities	$91,432,766	$56,305,170

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at July 31, 2018, the Fund’s most recently completed fiscal year end, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$95,597,060	$(24,061,418)	$71,535,642	$488,521,645

Any difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At July 31, 2018, components of distributable earnings on a tax-basis were as follows:

Undistributed	Undistributed		Total
Ordinary	Long Term	Unrealized	Distributable
Income	Capital Gains	Appreciation	Earnings
$5,633,160	$23,127,857	$71,535,642	$100,296,659

As of July 31, 2018, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended July 31, 2018, the Fund did not defer any qualified late year losses.

The tax character of distributions paid for the period ended January 31, 2019, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$10,329,421	$29,441,032	$39,770,453

The tax character of distributions paid for the year ended July 31, 2018, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$7,091,698	$14,637,175	$21,728,873

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2019

9.  SECTOR RISK

As of January 31, 2019, the Fund had a significant portion of its assets invested in the health care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of January 31, 2019, Wells Fargo Bank, for the benefit of its customers, owned 38.4% of the outstanding shares of the Fund.

11.  LINE OF CREDIT

The Fund has established an unsecured Line of Credit (“LOC”) in the amount of $10,000,000, 15% of the Fund’s gross market value or 33.33% of the fair value of the Fund’s investments, whichever is less.  The LOC matures, unless renewed, on July 25, 2019.  This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions and other short-term liquidity needs of the Fund.  The LOC is with the Custodian. Interest is charged at the prime rate which was 5.50% as of January 31, 2019. The interest rate during the period was between 5.00%-5.50%.  The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. For the period ended January 31, 2019, the Fund did not have any borrowing under the LOC.

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited)
January 31, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-264-6234.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-264-6234.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-866-264-6234, or (2) on the SEC’s website at www.sec.gov.

COHO RELATIVE VALUE EQUITY FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Coho Partners, Ltd.
300 Berwyn Park
801 Cassatt Road, Suite 100
Berwyn, PA 19312

DISTRIBUTOR
Quasar Distributors, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-866-264-6234.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Not applicable for semi-annual reports.

(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)      /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date     April 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)       /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date     April 3, 2019

By (Signature and Title)      /s/ Ryan L. Roell
Ryan L. Roell, Treasurer

Date     April 3, 2019